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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT 1934

       Date of Report (date of earliest event reported): January 11, 2006


                               COMTECH GROUP, INC.
               (Exact name of registrant as specified in charter)

                                    MARYLAND
                 (State or other jurisdiction of incorporation)

         000-2642                                            52-0466460
(Commission File Number)                       (IRS Employer Identification No.)

                         C/O COMTECH GROUP, ROOM 10001,
                           TOWER C, SKYWORTH BUILDING,
                           HIGH-TECH INDUSTRIAL PARK,
                           NANSHAN, SHENZHEN 5180, PRC
          ------------------------------------------------------------
              (Address of principal executive offices and zip Code)

                               011-86-755-267-4327
          ------------------------------------------------------------
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS.

         On January 11, 2006, Comtech Group ("Comtech-Cayman"), a Cayman Islands company and wholly owned subsidiary of Comtech Group, Inc., entered into a Subscription and Shareholders' Agreement (the "Agreement") with Huameng Engineering Ltd. ("Huameng"), a British Virgin Islands company that provides technology and engineering services, business process outsourcing, network system integration and related training and maintenance services. Pursuant to the Agreement, Comtech-Cayman will purchase 547,000 shares of Series A Preferred Stock from Huameng for US$2,500,000, which is to be used as working capital to finance the expansion of Huameng's business. The Preferred Stock represents a 51.12% interest in Huameng and is convertible into Huameng common stock on a one-for-one basis. Pursuant to the terms of the Agreement, the Board of Directors of Huameng shall be comprised of five members, four of whom will be named by Comtech-Cayman.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description

10.1              Subscription and Shareholders' Agreement, dated January 11,
                  2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMTECH GROUP, INC.

                                            By:  /s/ Hope Ni
                                                 -------------------------------
                                            Name: Hope Ni
                                            Title: Chief Financial Officer

Dated: January 11, 2006

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description

10.1              Subscription and Shareholders' Agreement, dated January 11,
                  2006.